UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	P.O. Box 36611, Dallas, Texas	75235-1611

	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock ($1.00 par value)	LUV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held in Denver, Colorado on Wednesday, May 15, 2019.

(b)	The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1.	Proposal 1 – Election of eleven Directors for terms expiring at the 2020 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES

David W. Biegler	414,580,590	13,992,608	1,035,012	77,094,421

J. Veronica Biggins	422,997,315	5,682,069	928,826	77,094,421

Douglas H. Brooks	422,609,599	5,871,684	1,126,927	77,094,421

William H. Cunningham	400,728,192	27,775,739	1,104,279	77,094,421

John G. Denison	422,242,447	6,351,592	1,014,171	77,094,421

Thomas W. Gilligan	425,327,990	3,044,779	1,235,441	77,094,421

Gary C. Kelly	412,205,937	13,074,453	4,327,820	77,094,421

Grace D. Lieblein	425,613,269	3,048,460	946,481	77,094,421

Nancy B. Loeffler	412,559,636	16,108,762	939,812	77,094,421

John T. Montford	410,457,041	18,175,316	975,853	77,094,421

Ron Ricks	419,984,593	8,655,392	968,225	77,094,421

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
	413,388,186	14,942,068	1,277,956	77,094,421

3. Proposal 3 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
	488,774,849	16,447,601	1,480,181	0

4. Proposal 4 – An advisory (non-binding) vote on a shareholder proposal to require an independent board chairman:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
	89,762,720	337,951,339	1,894,151	77,094,421

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to amend the Company’s proxy access bylaw provision:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
92,201,890	334,496,805	2,909,515	77,094,421

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 20, 2019	By:	/s/ Mark R. Shaw
Mark R. Shaw, Executive Vice President & Chief Legal & Regulatory Officer